UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2005
GOLDSPRING, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	000-32429	65-0955118

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1200 American Flat Road, Gold Hill, Nevada 89440
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (480) 505-4040
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 3, 2005, the Company issued a press release which announced the relocation of its corporate headquarters from Scottsdale, Arizona to its Plum Mine facility in Gold Hill, Nevada, and provided an update on the Company’s operations. A copy of this press release is filed herewith as Exhibit 99.2 and is hereby incorporated by reference in this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number

99.2	Press release from GoldSpring, Inc. dated August 3, 2005 titled “GoldSpring, Inc. Completes Relocation; July Update.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005	GOLDSPRING, INC.
	By:	/s/ Robert T. Faber
Robert T. Faber
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number

99.2	Press release from GoldSpring, Inc. dated August 3, 2005 titled “GoldSpring, Inc. Completes Relocation; July Update.”

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